UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) —	October 31, 2007

MYSTARU.COM, INC.
(Exact name of Registrant as Specified in Charter)

Delaware	333-62236	35-2089848
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

9/F., Beijing Business World,
56 Dongxinglong Avenue, CW District, Beijing, China 100062
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code - (86) 10 6702 6968

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

On October 31, 2007, the Company filed a Current Report on Form 8-K with regard to the dismissal of its prior auditor and the engagement of DNTW Chartered Accountants, LLP as its new auditor. At the time of filing, the Company had not received confirmation from its prior auditor that it agreed with the disclosure as required by Regulation S-B Item 304(a)(3). On December 4, 2007, the Company received confirmation from its prior auditor that it agreed with the Company’s disclosure. This Current Report on Form 8-K/A is being filed in order to provide the letter submitted by the Company’s prior auditor as required by Regulation S-B Item 304(a)(3).

Section 4 - Matters Related to Accountants and Financial Statements

Item 4.01.  Changes in Registrant’s Certifying Accountant.

On October 25, 2007, MyStarU.com, Inc. (the “Registrant”) dismissed Child, Van Wagoner & Bradshaw, PLLC (“CV&B”) as its independent auditors, effective immediately. On October 25, 2007, the Registrant engaged DNTW Chartered Accountants, LLP (“DNTW”) as its successor independent audit firm. The Registrant’s dismissal of CV&B and engagement of DNTW was approved by the Registrant’s Board of Directors on October 25, 2007.

CV&B’s audit reports on the Registrant’s consolidated financial statements as of the fiscal years ended September 30, 2006 and 2005 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

In connection with the audits of the Registrant’s financial statements for each of the two most recently filed financial statements for the years ended September 30, 2006 and 2005 and through the date hereof, there were no disagreements between the Registrant and CV&B on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to CV&B’s satisfaction, would have caused CV&B to make reference to the matter in its reports on the financial statements for such years.

In connection with the audits of the Registrant’s financial statements for each of the two most recently filed financial statements for the years ended September 30, 2006 and 2005 and through the date hereof, there have been no “reportable events” as defined in Regulation S-B, Item 304(a)(1)(iv).

The Registrant has requested that CV&B furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of CV&B’s letter is filed as an Exhibit 16 to this Form 8-K/A.

In deciding to select DNTW, the Board of Directors reviewed auditor independence issues and existing commercial relationships with DNTW and concluded that DNTW has no commercial relationship with the Registrant that would impair its independence. During the Registrant’s fiscal years ended September 30, 2006 and 2005 and through the date hereof, the Registrant did not consult with DNTW regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-B.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

16	Letter from Child, Van Wagoner & Bradshaw, PLLC to the Securities and Exchange Commission, dated December 4, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MYSTARU.COM, INC.

Dated: December 5, 2007
	By:	/s/ Alan Lun
Alan Lun
Chief Executive Officer